UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 5, 2011
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FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)
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Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 Huntington Avenue
Boston, MA 02199
(Address of principal executive offices, including zip code)
(617) 292-9600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 28, 2011, the Federal Home Loan Bank of Boston (the Bank) entered into a Joint Capital Enhancement Agreement (the Original Agreement) with the other 11 Federal Home Loan Banks (collectively, including the Bank, the FHLBanks). The Original Agreement provides that upon satisfaction of the FHLBanks' obligations to make payments related to the Resolution Funding Corporation (REFCORP), each FHLBank will, on a quarterly basis, allocate at least 20 percent of its net income to a separate Restricted Retained Earnings account to be established by each FHLBank until that account reaches a balance of at least one percent of the FHLBank's outstanding consolidated obligations for the previous quarter. The Original Agreement generally prohibits each FHLBank from paying dividends out of its separate restricted retained earnings account. The Original Agreement is further described in an 8-K Current Report filed by the Bank on March 1, 2011.

On August 5, 2011, the Bank amended the Original Agreement (the Amended Agreement) with the other FHLBanks. The Amended Agreement is effective on August 5, 2011. In addition to certain technical and conforming changes, the Amended Agreement (i) narrows the definition of Automatic Termination Event, (ii) includes specific rules for determining whether or not an Automatic Termination Event has occurred, and (iii) revises the rules for the disposition of Restricted Retained Earnings upon termination of the Amended Agreement. A brief description of these changes is provided below and is qualified in its entirety by reference to the Amended Agreement. A copy of the Amended Agreement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Under the Amended Agreement, “Automatic Termination Event” has been revised to mean (i) a change in the Federal Home Loan Bank Act, as amended (the Act), or another applicable statute, that will have the effect of creating a new, or higher, assessment or taxation on the net income or capital of the FHLBanks, or (ii) a change in the Act, another applicable statute, or the rules and regulations of the Federal Housing Finance Board or Federal Housing Finance Agency (the FHFA) that will result in a higher mandatory allocation of an FHLBank's quarterly net income to any retained earnings account.

The Amended Agreement provides additional procedures for determining whether an Automatic Termination Event has occurred. In general, an FHLBank may assert that an Automatic Termination Event has occurred by providing written notice to all other FHLBanks and to the FHFA. If at least two-thirds of the FHLBanks agree that an Automatic Termination Event has occurred, then a Declaration of Automatic Termination (as such term is defined in the Amended Agreement) will be signed by those FHLBanks and delivered to the FHFA and if all requirements are met, an “Automatic Termination Event Declaration Date” will then be deemed to occur after 60 calendar days. If the asserting FHLBank does not obtain the concurrence of at least two-thirds of the FHLBanks, the asserting FHLBank may request a determination from the FHFA. If the FHFA concurs that an Automatic Termination Event has occurred, or if the FHFA fails to make a determination within 60 days after the request is delivered to the FHFA (and such period has not been otherwise tolled), then an Automatic Termination Event Declaration Date will be deemed to occur 60 days after the request was delivered to the FHFA.

An FHLBank's obligation to make allocations to the Restricted Retained Earnings account terminates on the Automatic Termination Event Declaration Date, and restrictions on paying dividends out of the Restricted Retained Earnings account, or otherwise reallocating funds from the Restricted Retained Earnings account, are terminated one year thereafter.

The Amended Agreement also provides that the FHLBanks may terminate the Amended Agreement by the affirmative vote of the boards of directors of at least two-thirds of the FHLBanks. An FHLBank's obligation to make allocations to the Restricted Retained Earnings account is terminated on the date written notice of termination of the Amended Agreement is delivered to the FHFA, and restrictions on paying dividends out of the Restricted Retained Earnings account, or otherwise reallocating funds from the Restricted Retained Earnings account, terminate one year thereafter.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth above in Item 1.01 regarding the Amended Agreement is hereby incorporated into this Item 3.03 by reference. Pursuant to the terms of the Amended Agreement, each FHLBank is required to seek FHFA approval to amend its capital plan or capital plan submission, as applicable, consistent with the terms of the Amended Agreement. On August 5, 2011, the FHFA approved such amendments to the Bank's Capital Plan (the Plan). On that same day, the Bank notified its membership of such amendments to be effective September 5, 2011.

The Plan defines the rights of the holders of the Bank's Class A and Class B Capital Stock, each of which is $100 par value per share. The Plan was amended solely to incorporate the substantive provisions of the Amended Agreement by adding section VII to the Plan. The Amended Agreement is described above in Item 1.01 of this Current Report, as well as in the Bank's 8-K Current Report filed with the Securities and Exchange Commission (the Commission) on March 1, 2011.

The foregoing description of the amendments to the Plan is qualified in its entirety by reference to a copy of the Plan included herein as Exhibit 99.2 to this Current Report.

Item 7.01 Regulation FD Disclosure.

On August 5, 2011, the FHFA issued a notice certifying that the FHLBanks had fully satisfied all their obligations to contribute toward the interest payments owed on bonds issued by REFCORP.

On August 5, 2011, the Bank notified its membership regarding the amendments to the Plan as described above in Item 3.03. Copies of the member notification and a Q&A that provides certain information concerning the Amended Agreement are included as Exhibits 99.3 and 99.4, respectively, to this Current Report, and are incorporated into Item 7.01 by reference. The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and contained in Exhibits 99.3 and 99.4 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibits
99.1 Joint Capital Enhancement Agreement, as amended August 5, 2011
99.2 Amended and Restated Capital Plan, amended and restated effective September 5, 2011
99.3 Member Announcement, dated August 5, 2011 and issued by the Bank
99.4 Joint Capital Enhancement Agreement Questions and Answers, updated August 5, 2011

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Boston
Date: August 5, 2011	By: /s/ Brian G. Donahue
Brian G. Donahue
First Vice President, Controller and Chief Accounting Officer